UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 12, 2004

Date of Report (Date of earliest event reported)

ZOLL MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-20225	04-2711626
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

269 Mill Road, Chelmsford, MA 01824

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 421-9655

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

This Current Report on Form 8-K/A may contain forward-looking statements within the meaning of the federal securities laws. Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties which may cause the actual results, performance, and achievements of ZOLL Medical Corporation (the “Company”) to differ materially from the anticipated future results, performance and achievements that are expressed or implied by such forward-looking statements. Additional information concerning these risks and uncertainties is contained in the section entitled “Risk Factors” of the Company’s Annual Report as amended on Form 10-K/A filed on December 23, 2004 and in the Company’s other public filings. The Company disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.

Introductory Note

The Company is filing this amendment to its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on October 15, 2004, announcing the completion of its acquisition of Revivant Corporation.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The following financial statements of Revivant Corporation are being filed with this Current Report as Exhibit 99.1 attached hereto:

•	Revivant Audited Financial Statements as of December 31, 2003 and 2002 and for the years ended December 31, 2003, and 2002.

•	Report of Independent Auditors

•	Balance Sheets

•	Statements of Operations

•	Statement of Stockholders’ Equity (Deficit)

•	Statements of Cash Flows

•	Notes to Financial Statements

The following unaudited financial statements of Revivant Corporation are being filed with this Current Report as Exhibit 99.2 attached hereto:

•	Revivant Unaudited Financial Statements as of September 30, 2004 and for the nine months ended September 30, 2004 and September 30, 2003.

•	Balance Sheet

•	Statements of Operations

•	Statement of Stockholders’ Equity (Deficit)

•	Statements of Cash Flows

•	Notes to Financial Statements

(b)	Proforma Financial Information - Unaudited

The following unaudited proforma combined condensed financial information of ZOLL Medical Corporation and Revivant Corporation are being filed with this report as Exhibit 99.3 attached hereto:

•	Unaudited Proforma Combined Condensed Financial Information

•	Unaudited Proforma Combined Condensed Statement of Operations – Year Ended October 3, 2004

•	Unaudited Proforma Combined Condensed Balance Sheet –October 3, 2004

•	Notes to Unaudited Proforma Combined Condensed Financial Statements

(c)	Exhibits

Exhibit No.	Title
10.1	Press release of ZOLL Medical Corporation issued on October 5, 2004 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 8, 2004).

10.2	Master Agreement by and among ZOLL Medical Corporation, Rev Acquisition Corporation and Revivant Corporation, dated August 13, 2003 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 8, 2004).

10.3	Agreement and Plan of Merger by and among ZOLL Medical Corporation, Rev Acquisition Corporation, Revivant Corporation and the parties listed on Schedule A thereto, dated August 13, 2003, as amended to date (incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 8, 2004).

23.1*	Consent of PricewaterhouseCoopers LLP

99.1*	Revivant Audited Financial Statements as of December 31, 2003 and 2002 and for the years ended December 31, 2003, and 2002

99.2*	Revivant Unaudited Financial Statements as of September 30, 2004 and for the nine months ended September 30, 2004

99.3*	Unaudited Proforma Combined Condensed Financial Information of ZOLL Medical Corporation and Revivant Corporation as of October 3, 2004 and for the year ended October 3, 2004

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZOLL MEDICAL CORPORATION

Date: December 28, 2004	By:	/s/ Richard A. Packer
Richard A. Packer President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Title
10.1	Press release of ZOLL Medical Corporation issued on October 5, 2004 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 8, 2004).

10.2	Master Agreement by and among ZOLL Medical Corporation, Rev Acquisition Corporation and Revivant Corporation, dated August 13, 2003 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 8, 2004).

10.3	Agreement and Plan of Merger by and among ZOLL Medical Corporation, Rev Acquisition Corporation, Revivant Corporation and the parties listed on Schedule A thereto, dated August 13, 2003, as amended to date (incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 8, 2004).

23.1*	Consent of PricewaterhouseCoopers LLP

99.1*	Revivant Audited Financial Statements as of December 31, 2003 and 2002 and for the years ended December 31, 2003, and 2002

99.2*	Revivant Unaudited Financial Statements as of September 30, 2004 and for the nine months ended September 30, 2004

99.3*	Unaudited Proforma Combined Condensed Financial Information of ZOLL Medical Corporation and Revivant Corporation as of October 3, 2004 and for the year ended October 3, 2004

*	Filed herewith